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[AMERICAN FAMILY LIFE INSURANCE COMPANY LETTERHEAD]

August 20, 2001




Dear American Family Client:

As a valued American Family Variable Annuity contract owner, I am pleased to provide you with the semiannual fund reports for the investment options offered by your American Family contract. These reports provide an update on each portfolio's performance as of June 30, 2001. Portfolio performance does not take into account the fees charged by the contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

I hope that you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call your American Family agent or our Administrative Service Center toll-free, at (888)428-5433.

We appreciate and value your business and look forward to serving you again in the future.


Sincerely,


/s/ David R. Anderson
David R. Anderson
President and Chief Operating Officer